UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  January 4, 2011

BLACKSANDS PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-51427	20-1740044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25025 I-45 N., Ste. 410, The Woodlands, TX 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 554-4491

Copy of correspondence to:

Marc J. Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a special meeting on November 15, 2010, the Board of Directors of Blacksands Petroleum, Inc. (the “Company”) approved a resolution to amend the Articles of Incorporation of the Company, as amended, to undertake a one for three (1:3) reverse stock split of the Company’s common stock (the “Reverse Split”).  The Reverse Split applied to both the number of shares of common stock authorized and issued and outstanding.  Prior to the Reverse Split, the Company was authorized to issue 300,000,000 shares of common stock, of which 44,854,700 shares were issued and outstanding.  As a result of the Reverse Split, the Company is authorized to issue 100,000,000 shares of common stock, of which approximately 14,951,567 shares of common stock are issued and outstanding, which number is subject to change due to rounding of fractional shares.  The record date for the Reverse Split was December 13, 2010 and was effective with the Financial Industry Regulatory Authority on January 5, 2011.  Our stock symbol will temporarily be quoted under the symbol BSPED.OB for 20 trading days starting January 5, 2011 to reflect the Reverse Split, after which, our stock symbol will revert to the normal BSPE.OB.

On December 29, 2010, the Company amended its Articles of Incorporation, as amended, to effectuate the Reverse Split by filing Articles of Amendment to the Articles of Incorporation (the “Articles of Amendment”) with the Secretary of State of Nevada.  The Articles of Amendment, effective January 4, 2011, is attached to this Form 8-K as Exhibit 3.1 and is incorporated by reference.  The Articles of Amendment did not require shareholder approval since the Reverse Split applied equally to the total authorized shares and shares issued and outstanding equally.

ITEM 7.01 Regulation FD Disclosure.

In connection with the Articles of Amendment, on January 6, 2011, the Company issued a press release that announced the Reverse Split and provided an update on the status of its business activities. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.  The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

ITEM 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Articles of Amendment to the Articles of Incorporation, effective as of January 4, 2011.
99.1	Press release, dated January 10, 2011, issued by Blacksands Petroleum, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Dated: January 10, 2011	BY:	/s/ DAVID DEMARCO
David Demarco Chief Executive Officer